UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2011

Hydromer, Inc. (Exact name of registrant as specified in its chapter)

New Jersey (State or other jurisdiction of incorporation)	0-10683 (Commission File Number)	22-2303576 (IRS Employer Identification No.)

35 Industrial Parkway Branchburg, N.J. (Address of principal executive offices)	08876 (Zip Code)

Registrant's telephone number, including area code (908) 722 – 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 30, 2011, Hydromer, Inc. (“the Company”) held its annual meeting of shareholders at its corporate office at 35 Industrial Parkway, Branchburg, NJ 08876. The purpose of the meeting was to elect eight directors of the Company and to ratify the Company's choice of independent public accountants. The results are as reported in the attached exhibit.

EXHIBIT INDEX

Exhibit No. Description of Exhibit

99.43 Proxy Ballot - November 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_______Hydromer, Inc._______ Registrant _______/s/ Robert Y. Lee_______
Date __ December 1, 2011____	Robert Y. Lee Chief Financial Officer